UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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VERITAS DGC INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following is a document distributed to the employees of Veritas DGC Inc. on October 10, 2006 relating to the proposed merger of Veritas DGC Inc. and Compagnie Générale de Géophysique:

FORWARD-LOOKING INFORMATION

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These include statements as to expectations, beliefs and future financial performance, such as statements regarding our business prospects.  All of these are based on current information and expectations that are subject to a number of risks, uncertainties and assumptions.  These risks and uncertainties are more fully described in our reports filed with the Securities and Exchange Commission.  Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual outcomes may vary in material respects from those currently anticipated.

INVESTOR NOTICE

In connection with the proposed transaction, CGG and Veritas intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including the filing by CGG with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the “Registration Statements”), which will include a preliminary prospectus and related materials to register the CGG American Depositary Shares (“ADS”), as well as the CGG ordinary shares underlying such CGG ADSs, to be issued in exchange for shares of Veritas common stock, and Veritas and CGG plan to file with the SEC and mail to their respective stockholders a Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Veritas, CGG, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Veritas and CGG through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Veritas by contacting Investor Relations at +1 (832) 351-882 and from CGG by contacting Investor Relations at invrel@cgg.com or by telephone at +33 1 64 47 38 31.

Veritas and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Veritas in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Veritas’s proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about October 28, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Veritas by contacting Investor Relations at +1 (832) 351-882

CGG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Veritas in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement / Prospectus described above. Additional information regarding these directors and executive officers is also included in CGG’s Form 20-F filed with the SEC on May 9, 2006. This document is available free of charge at the SEC’s web site at www.sec.gov and from CGG by contacting Investor Relations at  invrel@cgg.com or by telephone at +33 1 64 47 38 31.

CGG-VERITAS

Integration committees

With the assistance of our legal advisors, we have identified the areas where CGG and Veritas can start planning for the integration of our two companies. There will be two phases, one pre-closing phase which can start immediately and, one that we will be able to start only once the closing of the merger is done.

These two phases and the relevant integration committees are identified here below.

Pre-closing phase

Integration Steering Committee:

Scope:

-                    Definition of  the main directions and guidelines of the integration process,

-                    Coordination and monitoring of the other integration committees,

-                    Meets monthly and as needed.

A Project Office will also be formed. Its main objective will be to ensure the efficiency of the overall integration process, including the timely issuance of the work synthesis of the committees.

Organization Committee:

This committee is divided in two sub-committees, which from time to time will meet in one to work on common subjects (as for example the organization of the support functions of Services). These two sub-committees are:

Services Organization Committee:

Scope:

-                    Definition of the detailed organization of Services, including the definition of roles, responsibilities and management systems.

Support Functions Organization Committee:

Scope:

-                    Definition of the detailed organization of the support functions of both Corporate and  Services, including the definition of roles, responsibilities and management systems.

Technology Committee

Scope:

-                    Definition of the R&D organization of Services, including the definition of roles, responsibilities and management systems.

Two Work Groups, each addressing one specific data processing topic, report to this committee:

-                    Data processing IT

-                    Data processing software & methodology

QHSE Management systems Committee :

Scope

-                    Definition of the plan of convergence of the QHSE management systems,

-                    Definition of a first phase of bridging the two existing management systems.

HR Management Systems and Training Committee

Scope:

-                    Integration of the HR management systems (excluding remuneration and benefits) and of the internal training,

-                    Definition of common key performance indicators for the CY2007 bonus plan.

Management Information Systems committee

Scope

-                    Definition of the architecture and plan of convergence of the MIS systems,

-                    Meets as necessary and report to the Integration Steering Committee.

Post closing phase

The Integration Steering Committee will be maintained as long as necessary. The five following committees will report to the Integration Steering Committee:

-                    The Technology Committee, which will continue as long as necessary with its two specific data processing work groups for IT and software and methodology,

-                    The QHSE Management System Committee, which will continue as long as necessary,

-                    The Management Information System Committee, which will as well continue as long as necessary,

-                    The HR Management System and training ( CGG-Veritas University) Committee, which, at this stage, will add to its scope of work issues related to classification, remunerations, and benefits,

-                    The Synergies Committee which will be created at closing. Its scope will be to define and monitor the action plan related to synergies.